EXHIBIT 10.3

FOURTH AMENDMENT
TO
LOAN DOCUMENTS

                    This Fourth Amendment to Loan Documents is entered into as of September 30, 2004 (the “Amendment”), by and between COMERICA BANK (“Bank”), ALLIANCE CONSULTING GROUP ASSOCIATES, INC. (“Consulting”) and ALLIANCE HOLDINGS, INC., (“Holdings”; Consulting and Holdings are referred to herein individually as a “Borrower” and collectively, the “Borrowers”).

RECITALS

                    Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of September 25, 2003, as amended, including without limitation by that certain First Amendment to Loan and Security Agreement dated as of December 12, 2003, that certain Second Amendment to Loan and Security Agreement dated as of May 27, 2004 and that certain Third Amendment to Loan Documents dated as of August 9, 2004 (collectively, the “Agreement”) and that certain LIBOR Addendum to Loan and Security Agreement dated as of September 25, 2003 (the “LIBOR Addendum”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

                    NOW, THEREFORE, the parties agree as follows:

                    1.           The following defined terms in Section 1.1 of the Agreement are hereby amended to read as follows:

                              “Revolving Line” means a credit extension of up to Twenty Million Dollars ($20,000,000).

                              “Revolving Maturity Date” means February 28, 2006.

                    2.           Section 2.5(a) of the Agreement is hereby amended in its entirety to read as follows:

                              (a)           Facility Fee. Borrower shall pay to Bank (i) on or before September 30, 2004, a Commitment Fee equal to $50,000 and (ii) on October 1, 2005, an additional Commitment Fee equal to $20,833;

                    3.           Exhibit C to the Agreement is hereby amended and replaced in its entirety by Exhibit C attached hereto.

                    4.           Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remains in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement.

                    5.           Except as set forth in the Schedule of Exceptions originally provided by Borrower to Bank in connection with the Agreement and the updated Schedule of Exceptions provided by Borrower to Bank in connection with this Amendment, each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

                    6.           This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

                    7.           As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

                                      (a)           this Amendment, duly executed by Borrowers;

                                      (b)           Affirmation of Subordination;

                                      (c)           Unconditional Guaranty and Corporate Resolutions to Guaranty from each guarantor;

                                      (d)           a certificate of the Secretary of each Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

                                      (e)           disbursement instructions, agreement to provide insurance, and automatic debit authorization; and

                                      (f)           such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

                    IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

ALLIANCE HOLDINGS, INC.

By:	/s/ Steve Grenfell

Title:	Vice President

ALLIANCE CONSULTING GROUP ASSOCIATES, INC.

By:	/s/ Steve Grenfell

Title:	Assistant Treasurer

COMERICA BANK

By:	/s/ Talene Salmastlian

Title:	Corporate Banking Officer

EXHIBIT C

BORROWING BASE CERTIFICATE

   Borrower: ALLIANCE CONSULTING GROUP ASSOCIATES, INC. & ALLIANCE HOLDINGS, INC. Lender: Comerica Bank

   Commitment Amount: $20,000,000

ACCOUNTS RECEIVABLE
1.	Accounts Receivable Book Value as of		$

2.	Additions (please explain on reverse)		$

3.	TOTAL ACCOUNTS RECEIVABLE		$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.	Amounts over 90 days due*	$

5.	Balance of 35% over 90 day accounts	$

	Balance of 50% over 90 day accounts (for account debtors listed on Appendix 1)	$

6.	Concentration Limits
7.	Foreign Accounts	$

8.	Governmental Accounts	$

9.	Contra Accounts	$

10.	Demo Accounts	$

11.	Intercompany/Employee Accounts	$

12.	Other (please explain on reverse)	$

13.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS		$

14.	Eligible Accounts (#3 minus #13)		$

15.	LOAN VALUE OF ACCOUNTS (85% of #14)		$

*or, in the case of Accounts for which an invoice has not been sent, within forty five (45) days after the date on which an obligation owing to a Borrower arises with respect to such Account

BALANCES
16.	Maximum Loan Amount		$20,000,000
17.	Total Funds Available [Lesser of #16 or #15]	$

18.	Present balance owing on Line of Credit	$

19.	Outstanding under Sublimits (ACH)	$

20.	RESERVE POSITION (#17 minus #18 and #19)	$

The undersigned each represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Comerica Bank.

ALLIANCE CONSULTING GROUP ASSOCIATES, INC.		ALLIANCE HOLDINGS, INC.

By:		By:

	Authorized Signer		Authorized Signer